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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  (earliest event reported):                    April 15, 1999
                                           -------------------------------------

                          RAMAPO FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


             NEW JERSEY                      0-7806              22-1946561
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   (State or other jurisdiction of        (Commission         (I.R.S. Employer
    incorporation or organization)          File No.)        Identification No.)


  64 MOUNTAIN VIEW BOULEVARD, WAYNE, NEW JERSEY                         07470
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        (Address of principal executive offices)                      (Zip Code)
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Registrant's telephone number, including area code:       (973)  696-6100
                                                    ----------------------------



                                      NONE
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              (Former name, former address and former fiscal year,
                         if changed since last report).

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ITEM 5.  OTHER EVENTS.

                  On April 15, 1999, Ramapo Financial Corporation
         ("Corporation") issued a press release announcing earnings for the quarter ended March 31, 1999. A copy of the press release is attached to this Form 8-K as an exhibit and is incorporated by reference herein.

                  Net income for the first quarter ended March 31, 1999 was $1,141,000, up 43% from the first quarter of 1998. Diluted earnings per share were $.13 in the first quarter of 1999, compared to $.09 per share for the same quarter in 1998.

                  Also on April 15, 1999, the Corporation's Board of Directors rescinded its previously announced stock repurchase program after 65,000 shares of the Corporation's common stock had been repurchased and retired. A total of 335,000 shares had not been repurchased under the authorization.

ITEM 7.  EXHIBITS.

99.1     Press Release - First Quarter 1999 Earnings



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  RAMAPO FINANCIAL CORPORATION
                                                           (Registrant)



Date: April 16, 1999
                                                       Mortimer J. O'Shea
                                                       President and CEO


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                                  EXHIBIT INDEX


   EXHIBIT NO.                              TITLE
   -----------                              -----
      99.1                 Press Release - First Quarter 1999 Earnings

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